                                                                   Exhibit 10.20


                          ACKNOWLEDGMENT AND AGREEMENT

         ACKNOWLEDGMENT AND AGREEMENT (the "Agreement"), dated as of March 28, 2002, by and between Andrea Electronics Corporation, a New York corporation, with headquarters located at 45 Melville Park Road, Melville, New York 11747 (the "Company"), and the investor listed on the Schedule of Investor attached hereto (the "Investor").

         WHEREAS:

         A. The Company and the Investor have entered into that certain Securities Purchase Agreement, dated as of October 5, 2000 (the "Securities Purchase Agreement"), pursuant to which the Investor purchased from the Company shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), which are convertible into shares of the Company's common stock, par value $0.50 per share (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Company's Certificate of Amendment of the Certificate of Incorporation of the Company for the Series C Preferred Stock, as filed with the Secretary of State of the State of New York on October 6, 2000 (the "Certificate of Amendment");

         B. The Investor is the holder of that number of shares of Series C Preferred Stock (each a "Preferred Share" and, collectively, the "Preferred Shares") set forth opposite its name on the Schedule of Investor;

         C. A Triggering Event (as defined in the Certificate of Amendment) has occurred, and, upon the terms and conditions set forth in this Agreement, the Investor and the Company desire that the parties enter into a waiver agreement in the form attached hereto as Exhibit A (the "Waiver"); and
                                                ---------

         D. As consideration for the Investor's agreement to execute the Waiver and to secure payment of the aggregate Triggering Event Redemption Price temporarily waived thereunder, the Company has agreed to provide the Investor with a security interest, in all of the assets of the Company pursuant to the terms of a Security Agreement, in the form attached as Exhibit B (the "Security
                                                       ---------
Agreement"), to be executed and delivered at the closing of the transactions contemplated hereby.

         NOW THEREFORE, the Company and the Investor hereby agree as follows:

         1.                ACKNOWLEDGMENTS AND AGREEMENT TO WAIVE.
                           --------------------------------------

                  a.       Acknowledgments. The Company acknowledges and agrees
                           ---------------
that a Triggering Event has occurred and continues to exist as of the date hereof under Section V(D)(2) of the Certificate of Amendment. The Company further acknowledges that, as a result of such Triggering Event, the Investor has the right to require the Company to redeem all of the Preferred Shares at a price per Preferred Share equal to the Triggering Event Redemption Price. Each of the parties acknowledges that, until the aggregate Triggering Event Redemption Price is paid pursuant to the Waiver on April 1, 2007 with respect to any Preferred Shares which remain outstanding on April 1, 2007, the Preferred Shares remain outstanding under the Certificate of Amendment and the provisions thereof shall continue to apply to the Preferred Shares, including, without limitation, (i) the Investor's right to convert the Preferred Shares in accordance with Section IV of the Certificate of Amendment, (ii) the conversion of the Maturity Conversion Shares (as defined in the Certificate of Amendment) on the Two Year Date (as defined in the Certificate of Amendment) in accordance with Section IV(H) of the Certificate of Amendment and (iii) the Investor's right to require the Company to redeem the Preferred Shares upon the occurrence of a Triggering Event (other than as a result of any Triggering Events waived pursuant to the Waiver, provided that the conditions of the Waiver are satisfied).

                  b.       Execution of Waiver at the Closing. Subject to
                           ----------------------------------
satisfaction (or waiver) of the conditions set forth in Sections 5 and 6, the Investor agrees that it shall, and the Company desires for the Investor to, temporarily waive its right to receive the aggregate Triggering Event Redemption Price with respect to all of the Preferred Shares with respect to certain existing and future Triggering Events pursuant to the Waiver (the "Closing"). "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the city of New York are authorized or required by law to remain closed.

                  c.       The Closing Date. The date and time of the Closing
                           ----------------
(the "Closing Date") shall be 10:00 a.m. Central Time, within two (2) Business Days following the date hereof, subject to satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 (or such later date as is mutually agreed to by the Company and the Investor). The Closing shall occur on the Closing Date at the offices of Katten Muchin Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693.

                  d.       Additional Acknowledgment Regarding the Additional
                           --------------------------------------------------
Amount for the Preferred Shares. The parties acknowledge that confusion has
-------------------------------
arisen regarding the definition of "N" set forth in Section III(H) of the Certificate of Amendment and the application of such definition after the Two Year Date. The parties therefore desire to clarify and confirm each of their understandings of such definition. Accordingly, the parties hereby acknowledge and agree that, for all purposes under the Certificate of Amendment, the literal meaning of the language set forth in the definition of "N" in the Certificate of Amendment shall apply, such that "N" shall include all days from, but excluding, the Issuance Date through and including the Maturity Date, including any days after the Two Year Date regardless of the reason for the extension of the Maturity Date.

         2.       INVESTOR'S REPRESENTATIONS AND WARRANTIES.
                  -----------------------------------------

                  The Investor represents and warrants that:

                  a.       Authorization; Enforcement. This Agreement has been,
                           --------------------------
and as of the Closing the Waiver shall be, duly and validly authorized, executed and delivered on behalf of the Investor and are valid and binding agreements of the Investor enforceable against the Investor in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                  ---------------------------------------------

                  The Company represents and warrants to the Investor that:

                  a.       Organization and Qualification. The Company and its
                           ------------------------------
"Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) (a complete list of which is set forth in Schedule 3(a)) are
                                                            -------------
corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below) or the Certificate of Amendment.

                  b.       Authorization; Enforcement; Compliance with Other
                           -------------------------------------------------
Instruments. (i) The Company has the requisite corporate power and authority to
-----------
enter into and perform its obligations under this Agreement, the Security Agreement (including the pledge agreements referred to therein), the Waiver and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement and the other Transaction Documents dated as of even date herewith have been duly executed and delivered by the Company and, as of the Closing Date, the Transaction Documents dated after the date hereof shall have been duly executed and delivered by the Company, (iv) this Agreement and, when executed and delivered, the other

Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) the Certificate of Amendment is in full force and effect, enforceable against the Company in accordance with its terms.

                  c.       Organizational Documents; Loan Agreement. The Company
                           ----------------------------------------
has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"). There are no amounts outstanding under the Revolving Loan and Security Agreement dated September 23, 1997 between IBM Credit Corporation and the Company.

                  d.       No Conflicts. The execution, delivery and performance
                           ------------
of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Amendment, Preferences and Rights of any outstanding series of Preferred Stock of the Company or the By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor its Subsidiaries is in violation of any term of (i) its Certificate of Incorporation, any Certificate of Amendment, Preferences and Rights of any outstanding series of Preferred Stock or By-laws or their organizational charter or by-laws, respectively, or (ii) any statute, rule or regulation applicable to the Company or its Subsidiaries. Except as specifically contemplated by this Agreement and except such as have been obtained as of the date hereof, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

                  e.       Material Nonpublic Information. Neither the Company
                           ------------------------------
nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Investor with any material, nonpublic information which has not been publicly disclosed prior to the date of this Agreement.

                  f.       Solvency. The Company is not as of the date hereof,
                           --------
and after giving effect to the transactions contemplated hereby will not be, Insolvent (as defined below). The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings. For purposes of this Section 3(f), "Insolvent" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total indebtedness, contingent or otherwise, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

                  g.       Fair Consideration. The Company, having been fully
                           ------------------
involved in developing the transactions contemplated hereby, and having been advised by the Company's financial and legal advisors, is satisfied that the negotiations between the Company and the Investor were conducted properly and were arm's length in nature and in good faith, and fair consideration for the grant of the security interest pursuant to the Security Agreement was obtained. The Company has not entered into this Agreement with the actual intent to hinder, delay or defraud any entity to which either it or any of its subsidiaries was or is indebted.

                  h.       Acknowledgment Regarding Investor's Status. The
                           ------------------------------------------
Company acknowledges and agrees that the Investor is acting solely in an arm's length capacity with respect to the Company in connection with the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Investor or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investor's entering into this Agreement and the Waiver. The Company further represents to the Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                  i.       Conversion Share Matters. The Conversion Shares
                           ------------------------
issuable upon conversion of the Preferred Shares were registered for resale with the U.S. Securities and Exchange Commission (the "SEC") by the Company on registration statements on Form S-3 (the "Resale Registration Statements") in accordance with the Registration Rights Agreement (as defined above). Such Resale Registration Statements were declared effective by the SEC on February 14, 2001 and October 5, 2001, respectively, and remain effective as of the date hereof. The Resale Registration Statements cover the resale of Conversion Shares issuable upon conversion of the Preferred Shares and are not affected by the transactions contemplated hereby. Upon the Company's filing of the prospectus supplement referred to in Section 4(d), the Investor may sell Conversion Shares upon exercise of the Preferred Shares pursuant to the Resale Registration Statements in accordance with the terms thereof.

On and after October 10, 2002, the Conversion Shares shall be freely tradeable under Rule 144(k) promulgated under the 1933 Act, provided that at the time of a sale the Investor is not, and has not at any time in the three months prior thereto been, an "affiliate" of the Company within the meaning of paragraph
(a)(1) of Rule 144 promulgated under the 1933 Act.

         4.       COVENANTS.
                  ---------

                  a.       Best Efforts. Each party shall use its best efforts
                           ------------
to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

                  b.       Expenses. Subject to Section 8(k) below, following
                           --------
the Closing, the Company shall reimburse the Investor for the Investor's expenses, including legal expenses, in connection with negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby up to an aggregate of $10,000.

                  c.       Disclosure of Transactions and Other Material
                           ---------------------------------------------
Information. On or before March 31, 2002, the Company shall file its Form 10-K
-----------
for the 12 months ended December 31, 2001, which shall include as exhibits thereto the material Transaction Documents (including, without limitation, this Agreement, the form of Waiver and the form of Security Agreement) (including all attachments, the "10-K Filing"). The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the date of this Agreement without the express written consent of the Investor. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval of the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents; provided that the Company does not publicly disclose such information within 12 hours of the Investor notifying the Company of the breach of the immediately preceding sentence; provided further that if the Company publicly discloses such information with such 12-hour period, then such breach of the immediately preceding sentence shall not constitute a failure to comply in any material respect with the terms of this Agreement. The Investor shall not have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 10-K Filing (and the Company's Form 8-K, filed with the SEC on March 25, 2002) and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause
(i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

                  d.       Prospectus Supplement. Within one (1) Business Day
                           ---------------------
after the Closing Date, the Company shall file with the SEC, a prospectus supplement, in a form reasonably acceptable to the Investor, to the prospectus for the Resale Registration Statements disclosing the terms of this transaction and all other information necessary to be included in a prospectus supplement to keep the Resale Registration Statements current and available for use by the Investor for the resale of the Conversion Shares. On or before the first (1st) Business Day following the Closing Date, the Company shall deliver a copy of such prospectus supplement to the Investor.

         5.       CONDITIONS TO THE COMPANY'S OBLIGATION TO CLOSE. The
                  -----------------------------------------------
obligation of the Company hereunder to enter into the Security Agreement and the Waiver at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                  a. The Investor shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

                  b. The representations and warranties of the Investor contained herein shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

         6.       CONDITIONS TO INVESTOR'S OBLIGATION TO CLOSE. The obligation
                  --------------------------------------------
of the Investor hereunder to execute the Waiver at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion:

                  a. The Company shall have executed each of the Transaction Documents and delivered the same to the Investor.

                  b. The Common Stock shall be designated for quotation on AMEX or listed on the NYSE, and shall not have been suspended from trading on or delisted from such exchanges nor shall delisting or suspension by such exchanges have been threatened either (A) in writing by such exchanges or (B) by falling below the minimum listing maintenance requirements of such exchanges.

                  c. The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Investor shall have received a certificate, executed by the Chief Executive

Officer of the Company, dated as of the Closing Date, to the foregoing effect.

                  d. The Investor shall have received the opinion of Muldoon Murphy & Faucette LLP, dated as of the Closing Date, in substantially the form of Exhibit C attached hereto.
            ---------

                  e. The Investor shall have received the opinion of Nixon Peabody LLP, dated as of the Closing Date, in substantially the form of Exhibit
                                                                        -------
D attached hereto.
-

                  f. The Company shall have executed and delivered to the Investor UCC-1 financing statements in the name of the Investor for such jurisdictions requested by the Investor and in a form reasonably satisfactory to the Investor.

                  g. The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b)(ii) above and in a form reasonably acceptable to the Investor (the "Resolutions").

                  h. The Company shall have delivered to the Investor a certificate evidencing the incorporation and good standing of the Company [and each U.S. Subsidiary] in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within ten days of the Closing Date.

                  i. The Company shall have delivered to the Investor a secretary's certificate, dated as of the Closing Date, certifying as to (A) the Resolutions, (B) the Certificate of Incorporation, (C) the By-laws, each as in effect at the Closing Date.

                  j. The Company shall have delivered to the Investor a certified copy of its Certificate of Incorporation as certified by the Secretary of State of the State of New York within 10 days of the Closing Date.

                  k. The Company shall have delivered to the Investor such other documents relating to the transactions contemplated by the Transaction Documents as the Investor or its counsel may reasonably request.

         7.       INDEMNIFICATION. In consideration of the Investor's execution
                  ---------------
and delivery of the Transaction Documents and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and all of its stockholders, officers, directors, employees and direct or indirect equity investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith

(irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee (other than a cause of action, suit or claim which is (x) brought or made by the Company and
(y) is not a shareholder derivative suit) and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents. Notwithstanding the foregoing, Indemnified Liabilities shall not include any liability of any Indemnitee arising solely out of such Indemnitee's willful misconduct or fraudulent action(s). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 7 shall be the same as those set forth in Sections 6(a) and (d) of the Registration Rights Agreement, including, without limitation, those procedures with respect to the settlement of claims and the Company's rights to assume the defense of claims.

         8.       GOVERNING LAW; MISCELLANEOUS.
                  ----------------------------

                  a.       Governing Law; Jurisdiction; Jury Trial. The
                           ---------------------------------------
corporate laws of the State of New York shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  b.       Counterparts. This Agreement may be executed in two
                           ------------
or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  c.       Headings. The headings of this Agreement are for
                           --------
convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  d.       Severability. If any provision of this Agreement
                           ------------
shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e.       Entire Agreement; Amendments. This Agreement
                           ----------------------------
supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters; provided, however, that nothing in this Section 8(e) shall be deemed to supersede or affect the agreements or understandings between the parties with respect to (i) the Company's Series B Preferred Stock and the warrants issued in connection therewith and (ii) the Securities Purchase Agreement, the Registration Rights Agreement and the other documents entered into by the parties relating to the Preferred Shares except as specifically set forth in the Transaction Documents. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of the Preferred Shares, as the case may be.

                  f.       Notices. Any notices, consents, waivers or other
                           -------
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) upon delivery by a nationally recognized delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  Andrea Electronics Corporation
                  45 Melville Park Road
                  Melville, New York 11747
                  Telephone: (516) 719-1800
                  Facsimile: (516) 719-1824
                  Attention: President, Chief Operating Officer

         With a copy to:

                  Andrea Electronics Corporation
                  45 Melville Park Road
                  Melville, New York 11747
                  Telephone: (516) 719-1800
                  Facsimile: (516) 719-1824
                  Attention: Executive Vice President, Chief Financial Officer

         If to the Investor, to it at the address and facsimile number set forth on the Schedule of Investors, with copies to the Investor's representatives as set forth on the Schedule of Investors, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communications, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                  g.       Successors and Assigns. This Agreement shall be
                           ----------------------
binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, including by merger or consolidation, except pursuant to a Major Transaction (as defined in Section V(C) of the Certificate of Amendment) or an Excluded Redemption Event described in Section V(H)(4) of the Certificate of Amendment with respect to which the Company is in compliance with its obligations under Sections V and IV(E)(3) of the Certificate of Amendment. The rights under this Agreement shall be assignable by the Investor without consent of the Company. Notwithstanding the foregoing, any assignment by the Investor shall not release the Investor from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

                  h.       No Third Party Beneficiaries. This Agreement is
                           ----------------------------
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i.       Survival. Unless this Agreement is terminated under
                           --------
Section 8(k), the representations and warranties of the Company and the Investor contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 8, and the indemnification provisions set forth in Section 7, shall survive the Closing.

                  j.       Further Assurances. Each party shall do and perform,
                           ------------------
or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  k.       Termination. In the event that the Closing shall not
                           -----------
have occurred with respect to the Investor on or before three (3) Business Days from the date hereof due to the Company's or the Investor's failure to satisfy the conditions set forth in Sections 5 and 6 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8(k), the Company shall remain obligated to reimburse the non-breaching Investor for expenses up to the amount described in Section 4(b) above.

                  l.       No Strict Construction. The language used in this
                           ----------------------
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  m.       Remedies. The Investor and each holder of the
                           --------
Preferred Shares shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                  n.       Payment Set Aside. To the extent that the Company
                           -----------------
makes a payment or payments to the Investor hereunder or pursuant to the Waiver or the Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                                   * * * * * *

         IN WITNESS WHEREOF, the Investor and the Company have caused this Acknowledgment and Agreement to be duly executed as of the date first written above.

COMPANY:                               INVESTOR:

ANDREA ELECTRONICS                     HFTP INVESTMENT L.L.C.
  CORPORATION                          By: Promethean Asset Management, L.L.C.
                                       Its: Investment Manager

By:    /s/ RICHARD A. MAUE             By: /s/ JAMES F. O'BRIEN, JR.
   --------------------------------    -------------------------------------
Name:     Richard A. Maue              Name: James F. O'Brien, Jr.
        ---------------------------    Its:  Managing Member
Title:    Chief Financial Officer
            and Corporate Secretary
        ---------------------------

                              SCHEDULE OF INVESTORS



                                                                 Number of
                                                                  Initial
                                    Investor Address             Preferred     Investor's Representatives' Address
    Investor Name                 and Facsimile Number             Shares              and Facsimile Number
----------------------  ---------------------------------------  ---------  -----------------------------------------

HFTP Investment L.L.C.  c/o Promethean Asset Management, L.L.C.     750     Promethean Investment Group, L.L.C.
                        750 Lexington Avenue, 22nd Floor                    750 Lexington Avenue, 22nd Floor
                        New York, New York 10022                            New York, New York 10022
                        Attn:  Thomas Lumsden                               Attn:  Thomas Lumsden
                               John Floegel                                        John Floegel
                        Telephone: 212-702-5200                             Telephone: 212-702-5200
                        Facsimile: 212-758-9334                             Facsimile: 212-758-9334
                        Residence: New York
                                                                            Katten Muchin Zavis
                                                                            525 West Monroe, Suite 1600
                                                                            Chicago, Illinois 60661-3693
                                                                            Attn:  Robert J. Brantman, Esq.
                                                                            Telephone: 312-902-5200
                                                                            Facsimile: 312-902-1061

                                    SCHEDULES
                                    ---------

Schedule 3(a)  -  Subsidiaries



                                    EXHIBITS
                                    --------

Exhibit A      -  Form of Waver
Exhibit B      -  Form of Security Agreement
Exhibit C      -  Form of Company Counsel Opinion (Corporate Issues)
Exhibit D      -  Form of Company Counsel Opinion (Security Issues)

                                 SCHEDULE 3(a)
                                 -------------

                                  SUBSIDIARIES
                                  ------------


Andrea Digital Technologies, Inc.
Andrea ANC Manufacturing, Inc.
Andrea Direct Marketing, Inc.
Andrea Marketing, Inc.
Andrea Electronics Europe, Inc.
Lamar Signal Processing, Ltd.

                                                                       EXHIBIT A
                                                                       ---------


                                WAIVER AGREEMENT

         This Waiver Agreement (this "Waiver") is made and entered into as of March 28, 2002, by and among Andrea Electronics Corporation, a New York corporation (the "Company"), and the undersigned investor (the "Investor").

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Company's Certificate of Amendment of the Certificate of Incorporation of the Company for the Company's Series C Convertible Preferred Stock, as filed with the Secretary of State of the State of new York on October 6, 2000 (the "Certificate of Amendment").

                                     RECITAL
                                     -------

         WHEREAS, the parties hereto are entering into this Waiver pursuant to that certain Acknowledgment and Agreement dated as of March 27, 2002 between the Company and the Investor (the "Agreement"); and

         WHEREAS, the recitals set forth on the first page of the Agreement are incorporated herein by this reference.


         NOW, THEREFORE, in consideration of the foregoing:

         1.       Waiver. The Investor hereby waives (a) its right to receive
                  ------
the aggregate Triggering Event Redemption Price with respect to all of its Preferred Shares outstanding on the date hereof pursuant to Section V(B) of the Certificate of Amendment as a result of (i) the Triggering Event which exists as of the date hereof pursuant to Section V(D)(2) of the Certificate of Amendment,
(ii) any future Triggering Event which may occur pursuant to Section V(D)(2) of the Certificate of Amendment, provided that the Resale Registration Statements (as defined in the Agreement) remain effective and available to the Investor for the resale of the Conversion Shares covered by the Resale Registration Statements, (iii) any future Triggering Event which may occur pursuant to
Section V(D)(3) of the Certificate of Amendment as a result of the delisting of the Common Stock from AMEX, provided that the Common Stock is authorized for trading on the OTC Bulletin Board effective upon such delisting, (b) its right to receive interest at the rate of 2.0% per month with respect to such aggregate Triggering Event Redemption Price being waived pursuant to the immediately preceding clause (a), (c) its right to receive the payments set forth in Section 2(e) of the Registration Rights Agreement for the Company's failure to have registered for resale any number of shares of Common Stock in excess of the number of Conversion Shares covered by the Resale Registration Statements, provided that the Resale Registration Statements remain effective and available to the Investor for the resale of the Conversion Shares covered by the Resale Registration Statements, and (d) the Company's obligations in Section 2(f) of the Registration Rights Agreement and any other provision of the Registration Rights Agreement which would require the Company to register for resale by the Investor a number of shares of Common Stock in excess of the number of Conversion Shares covered by the Resale Registration Statements, provided that the Resale Registration Statements remain effective and available to the Investor for the resale of the Conversion Shares covered by the Resale Registration Statements; provided that the Company pays, on April 1, 2007, the Triggering Event Redemption Price (calculated as of April 1, 2007) with respect to each Preferred Share outstanding on April 1, 2007 to the holder of such Preferred Share. The Investor's waivers set forth in the immediately preceding sentence shall not be effective and shall be null and void immediately upon the earlier of (I) April 1, 2007, if the such Triggering Event Redemption Price is not paid on April 1, 2007, (II) the first date on which the Company fails to comply in any material respect with the terms of this Waiver, the Agreement or the Security Agreement (as defined in the Agreement) and (III) the first date on which the Company is insolvent.

         2.       Agreements by the Company. The Company agrees that it (a)
                  ------------------------
shall pay, on April 1, 2007, the Triggering Event Redemption Price (calculated as of April 1, 2007) with respect to each Preferred Share outstanding on April 1, 2007 to the holder of such Preferred Share, and (B) shall not deliver any notice to any holder of Preferred Shares pursuant to the last sentence of
Section V(F).

         3.       Acknowledgment by the Investor. The Investor acknowledges
                  -----------------------------
that, in accordance with Section IV(H) of the Certificate of Amendment, no Maturity Date Redemption Price is due on the Two Year Date.

         4.       Miscellaneous.
                  -------------

                  4.1      Other Provisions. All other provisions of the
                           ----------------
Certificate of Amendment shall remain in full force and effect.

                  4.2      Counterparts. This Waiver may be executed in any
                           ------------
number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  4.3      Successors and Assigns. This Waiver shall be binding
                           ----------------------
upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares.

         IN WITNESS WHEREOF, the parties have caused this Waiver to be duly executed as of the day and year first written above.



COMPANY:                               INVESTOR:

ANDREA ELECTRONICS CORPORATION         HFTP INVESTMENT L.L.C.


By:    /s/ Richard A. Maue             By:    /s/ James F. O'Brien, Jr.
    ------------------------------         ------------------------------
Name:   Richard A. Maue                Name:   James F. O'Brien, Jr.
Its:    Chief Financial Officer and    Its:    Managing Member
           Corporate Secretary

                               SECURITY AGREEMENT

            THIS SECURITY AGREEMENT (this "Agreement") is dated as of March 28, 2002 between ANDREA ELECTRONICS CORPORATION, a New York corporation ("Debtor"), and HFTP INVESTMENT L.L.C. (the "Investor").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Debtor and the Investor are parties to that certain Securities Purchase Agreement, dated as of October 5, 2000 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Securities Purchase Agreement"), pursuant to which the Investor purchased from the Debtor shares of the Debtor's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), which are convertible into shares of the Debtor's common stock, par value $.50 per share (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Debtor's Certificate of Amendment of the Certificate of Incorporation of the Debtor for the Series C Preferred Stock, as filed with the Secretary of State of the State of New York on October 6, 2000 (the "Certificate of Amendment");

         WHEREAS, the Investor is the holder of that number of shares of the Series C Preferred Stock (each individually, a "Preferred Share" and, collectively, the "Preferred Shares") set forth opposite its name on the Schedule of Investors, a schedule to the Acknowledgment Agreement described below;

         WHEREAS, a Triggering Event (as defined in the Certificate of Amendment) has occurred, and upon the terms and conditions set forth in that certain Acknowledgment and Agreement by and between the Debtor and the Investor, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Acknowledgement Agreement"), and attached hereto as Exhibit A, the Investor and the Debtor
                                    ---------
desire to enter into that certain Waiver Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Waiver Agreement"), a copy of which is attached hereto as Exhibit B;
          ---------

         WHEREAS, as consideration for Investor's agreement to execute the Acknowledgment Agreement and the Waiver Agreement and to secure payment of the aggregate Triggering Event Redemption Price temporarily waived thereunder, among other things, the Debtor has agreed to enter into this Agreement and grant the security interests contemplated hereby in order to secure the payment and performance of Debtor's obligations to the Investor pursuant to the Acknowledgment Agreement and the Waiver Agreement;

         NOW, THEREFORE, in consideration of the premises and in order to induce the Investor to enter into the Acknowledgment Agreement and the Waiver Agreement, Debtor hereby agrees with the Investor as follows:

SECTION 1.        Definitions
                  -----------

         1.1      Certain Defined Terms. Terms defined in the Acknowledgment
                  ---------------------
Agreement and the Waiver Agreement and not otherwise defined herein shall have the respective meanings provided for in such agreements. The following terms shall have the respective meanings provided for in the UCC (as defined below):
"Accounts", "Account Debtor", "Buyer in Ordinary Course of Business", "Chattel Paper", "Commercial Tort Claim", "Deposit Account", "Documents", "Electronic Chattel Paper", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter of Credit", "Letter-of-Credit Rights", "Licensee in Ordinary Course of Business", "Proceeds", "Record", "Software", "Supporting Obligations" and "Tangible Chattel Paper". The following terms, as used herein, have the meanings set forth below:

         "Bank Transaction" means a transaction pursuant to which Debtor receives new financing from a non-affiliate third-party bank or other similar asset based lending institution.

         "Collateral" has the meaning assigned to that term in Section 2.

         "Control" means the manner in which "control" is achieved under the UCC with respect to a particular item of Collateral.

         "Copyrights" means collectively all of the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications, including those listed on
Schedule V attached hereto; (b) all renewals of any of the foregoing; (c) all
----------
income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including damages or payments for past, present or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

         "Depository Account" has the meaning assigned to that term in
Section 7.
---------

         "Event of Default" means the occurrence or existence of any one or more of the following: (1) (a) a court enters a decree or order for relief with respect to Debtor or any of its Subsidiaries in an involuntary case under the Bankruptcy Code, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or (b) the continuance of any of the following events for forty-five (45) days unless dismissed, bonded or discharged: (i) an involuntary case is commenced against Debtor or any of its Subsidiaries, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (ii) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Debtor or any of its Subsidiaries, or over all or a substantial part of its property, is entered; or (iii) an interim receiver, trustee or other custodian is appointed without the consent of Debtor or any of its Subsidiaries, for all or a substantial part of the property of Debtor or any of its subsidiaries; (2) (a) Debtor or any of its Subsidiaries commences a voluntary case under the Bankruptcy Code, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or (b) Debtor or any of its Subsidiaries makes any assignment for the benefit of creditors; or (c) the Board of Directors of Debtor or any of its Subsidiaries adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection; or (3) (a) failure of Debtor to perform or comply in any material respect with any term or condition contained in this Agreement or the other Transaction Documents, or (b) any representation or warranty made or deemed to have been made by or on behalf of Debtor in any Transaction Document shall prove to be false or misleading in any material respect, provided that in either case, such failure to perform or comply, or such misrepresentation, if capable of cure, is not cured within thirty (30) days after the occurrence of such failure or misrepresentation, provided further than no grace period shall apply to a breach of Debtor's obligation to provide Bank Agency and Control Agreements within the 45 day period specified in the first sentence of Section 7 hereof.

         "Intellectual Property" means collectively all of the following:
Copyrights, Patents and Trademarks.

         "Patents" means collectively all of the following: (a) all patents and patent applications including those listed on Schedule VI attached hereto, and
                                              -----------
the inventions and improvements described and claimed therein, and patentable inventions; (b) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

         "Permitted Financing Transaction" means any Strategic Transaction or any Bank Transaction.

         "Secured Obligations" has the meaning assigned to that term in
Section 3.
---------

         "Security Interests" means the security interests granted or provided for pursuant to Section 2 hereof, as well as all other security interests
                ---------
created, assigned or provided as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

         "Strategic Transaction" means a transaction pursuant to which Debtor receives new financing from a non-affiliated third-party in connection with a strategic transaction where there is a significant commercial relationship (in addition to such financing) between Debtor and such third-party, which financing may be secured by liens on assets of Debtor so long as the value of the assets subject to such liens does not exceed the amount of such financing.

         "Trademarks" means collectively all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith including those listed on Schedule VII
                                                               ------------
attached hereto; (b) all renewals thereof; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing including damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

         "Transaction Documents" means this Agreement, the Acknowledgment Agreement, the Waiver Agreement, the Pledge Agreement between Investor and Debtor of even date herewith, the Securities Purchase Agreement, the Certificate of Amendment, the Registration Rights Agreement (as defined in the Securities Purchase Agreement), and all agreements, documents and instruments executed and delivered in connection therewith.

         "Senior Security Interest" means and includes any perfected security interest granted in connection with a Permitted Financing Transaction.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

         1.2      Other Definition Provisions. References to "Sections,"
                  ---------------------------
"subsections" and "Schedules" shall be to Sections, subsections and Schedules, respectively, of this Agreement unless otherwise specifically provided. For purposes hereof, "including" is not limiting and "or" is not exclusive. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.

SECTION 2.        Grant of Security Interests
                  ---------------------------

         To secure the payment, performance and observance of the Secured Obligations, Debtor hereby grants to the Investor, a continuing security interest in, right of setoff against, and an assignment to the Investor of all of Debtor's personal property and rights to personal property, in each case, whether now owned or existing or hereafter acquired or arising and regardless of where located and shall include the following (all being collectively referred to herein as the "Collateral"):

                  (a)      Accounts;

                  (b)      Chattel Paper;

                  (c)      Commercial Tort Claims including those specified on
                           Schedule IV;
                           -----------

                  (d) Deposit Accounts, all cash, and other property deposited therein from time to time and other monies and property in the possession or under the control of the Investor or any affiliate, representative, agent or correspondent of the Investor;

                  (e)      Documents;

                  (f)      Equipment;

                  (g)      Fixtures;

                  (h)      General Intangibles;

                  (i)      Goods;

                  (j)      Instruments;

                  (k)      Inventory;

                  (l)      Investment Property;

                  (m)      Letter-of-Credit Rights;

                  (n)      Supporting Obligations;

                  (o) All other personal property whether or not subject to the UCC;

                  (p) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing Software that at any time evidence or contain information relating to any of the property described in subparts (a) - (o) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

                  (q) Proceeds and products of all or any of the property described in subparts (a) - (p) above.

SECTION 3.        Security for Obligations
                  ------------------------

         This Agreement secures the payment and performance of all indebtedness, liabilities and obligations of Debtor now existing or hereafter created or arising under or related to the Transaction Documents, the Series C Preferred Stock, the Certificate of Amendment (including, without limitation, payment of any Triggering Event Redemption Price now or hereafter payable) and all renewals, extensions, restructurings and refinancings of any of the above including, without limitation, any additional indebtedness which may be extended to Debtor pursuant to any restructuring or refinancing of Debtor's indebtedness under the any of the

Transaction Documents, and including any post-petition interest accruing during any bankruptcy, reorganization or other similar proceeding (all such indebtedness, liabilities and obligations of Debtor being collectively referred to herein as the "Secured Obligations").

SECTION 4.        Debtor Remains Liable
                  ---------------------

         Anything herein to the contrary notwithstanding: (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Investor of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; (c) the Investor shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Investor be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; and (d) the Investor shall not have any liability in contract or tort for Debtor's acts or omissions.

SECTION 5.        Representations and Warranties
                  ------------------------------

         In order to induce the Investor to enter into this Agreement, Debtor represents and warrants to the Investor as follows:

         5.1      Binding Obligation. This Agreement is the legally valid and
                  ------------------
binding obligation of Debtor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

         5.2      State of Organization. Debtor was organized and remains
                  ---------------------
organized solely under the laws of the state identified in the first paragraph of this Agreement and on Schedule I. Schedule I sets forth the Debtor's
                         ----------  ----------
organizational identification number or states that one does not exist.

         5.3      Location of Equipment, Inventory and Fixtures. All of the
                  ---------------------------------------------
Equipment, Inventory and Fixtures are located at the places specified on
Schedule I.
----------

         5.4      Ownership of Collateral. Except for (i) matters disclosed on
                  -----------------------
Schedule II, (ii) the Security Interests and (iii) liens in favor of a
-----------
non-affiliated third party in connection with a Permitted Financing Transaction (collectively, "Permitted Encumbrances"), Debtor owns the Collateral, and will own all after-acquired Collateral, free and clear of any Lien. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office, except for those in favor of the Investor, those filed in connection with a Permitted Financing Transaction, and as disclosed on Schedule II. Debtor shall deliver to Investor a copy of an
                -----------
authenticated demand in accordance with Section 9-513(c) of the UCC, requesting termination statements be filed with respect to the financing statements of record filed by IBM Credit Corporation and described on Schedule II and, in the
                                                        -----------
event such termination
statements are not received within twenty (20) days, Debtor shall file such termination statements.

         5.5      Office Locations; Fictitious Names. The mailing address,
                  ----------------------------------
principal place of business, chief executive office and office where Debtor keeps its books and records relating to the Accounts, Chattel Paper, Documents, General Intangibles, Instruments and Investment Property is located at the place specified on Schedule I. Debtor has no other places of business except those
             ----------
separately specified on Schedule I. Debtor does not do business and has not done
                        ----------
business during the past five years under any name, tradename or fictitious business name except as disclosed on Schedule III.
                                     ------------

         5.6      Perfection. The Investor has a valid, perfected and, except
                  ----------
for (i) the Permitted Encumbrances set forth on Schedule II and (ii) liens
                                                -----------
granted pursuant to a Permitted Financing Transaction, first priority security interest in the Collateral, securing the payment of the Secured Obligations, and such Security Interests are entitled to all of the rights, priorities and benefits afforded by the UCC or other applicable law as enacted in any relevant jurisdiction which relates to perfected security interests.

         5.7      Governmental Authorizations; Consents. No authorization,
                  -------------------------------------
approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other Person is required for (a) the grant by Debtor of the Security Interests granted hereby or for the execution, delivery or performance of this Agreement by Debtor; (b) the perfection of the Security Interests granted hereby and pursuant to any other Transaction Documents; or (c) the exercise by the Investor of its rights and remedies hereunder (except as may have been taken by or at the direction of Debtor or the Investor).

         5.8      Intentionally Omitted.
                  ---------------------

         5.9      Chattel Paper. Debtor does not hold Chattel Paper in the
                  -------------
ordinary course of its business.

         5.10     Commercial Tort Claims. Except for matters disclosed on
                  ----------------------
Schedule IV, Debtor does not own any Commercial Tort Claims.
-----------

         5.11     Intellectual Property. The Copyrights, Patents and Trademarks
                  ---------------------
listed on the Schedules V, VI and VII constitute all of the Patents, Trademarks
              -----------  --     ---
and federally registered Copyrights owned by Debtor. Debtor has no notice of any suits or action commenced or threatened with reference to any Patent, Trademark and federally registered Copyright, except as disclosed in its SEC filings.

         5.12     Intentionally Omitted.
                  ---------------------

         5.13     Accurate Information. All information heretofore, herein or
                  --------------------
hereafter supplied to the Investor by or on behalf of Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

         5.14     Non-Contravention of other Agreements. The execution, delivery
                  -------------------------------------
and performance by Debtor of each Transaction Document to which it is a party:
(a) is within its corporate or similar organizational power; (b) is duly authorized by all necessary corporate or similar organizational action; (c) is not in contravention of any applicable law or any indenture, contract, lease, agreement, instrument, document or other commitment to which it is a party or by which it or any of its properties are bound; and (d) will not, except as contemplated herein, result in the imposition of any liens upon any of its properties.

SECTION 6.        Further Assurances; Covenants
                  -----------------------------

         6.1      Other Documents and Actions. Debtor will, from time to time,
                  ---------------------------
at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, and upon the reasonable request of the Investor, in order to create, perfect and protect any Security Interests or to enable the Investor to exercise and enforce its rights and remedies hereunder, or under any other Transaction Document with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments, documents or notices, as may be necessary or desirable, or as the Investor may reasonably request, in order to create, perfect and protect the Security Interests and (b) upon the Investor's reasonable request, appear in and defend any action or proceeding that may affect the Investor's title to or the Investor's security interest in the Collateral.

         6.2      Investor Authorized. Debtor hereby authorizes the Investor to
                  -------------------
file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of Debtor.

         6.3      Corporate or Name Change. Debtor will give the Investor at
                  ------------------------
least thirty (30) days prior written notice of any change in Debtor's name, identity, mailing address, jurisdiction of organization or corporate structure. With respect to any such change, Debtor will promptly execute and deliver such instruments, documents and notices and take such actions, as the Investor deems necessary or desirable to create, perfect and protect the security interests of the Investor in the Collateral.

         6.4      Business Locations. Debtor will give the Investor at least
                  ------------------
thirty (30) days prior written notice of any change in Debtor's chief executive office and principal place of business. With respect to any new location for any of the Collateral and upon the reasonable request of the Investor, Debtor will execute and deliver such instruments, documents and notices and take such actions, as the Investor deems necessary to create, perfect and protect the security interests of the Investor in the Collateral.

         6.5      Bailees. After the occurrence and during the continuance of an
                  -------
Event of Default, Debtor shall, upon the reasonable request of the Investor, notify any warehouse, bailee, agent or processor in possession or control of any Collateral of the Investor's Security Interests, and shall instruct such Person to hold all such Collateral for the Investor's account subject to the Investor's instructions and shall obtain an acknowledgement from such Person that such Person holds the Collateral for the Investor's benefit.

         6.6      Instruments. Debtor will notify Investor in the event it
                  -----------
receives any Instruments with a value equal to or greater than $100,000, and if reasonably requested by Investor will deliver such Instrument(s) to Investor duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Investor. Debtor will also deliver to the Investor all security agreements securing any Instruments and execute UCC financing statement amendments assigning to the Investor any UCC financing statements filed by Debtor in connection with such security agreements.

         6.7      Chattel Paper. Debtor will notify Investor in the event it
                  -------------
possesses Tangible Chattel Paper with a value equal to or greater than $100,000, and if reasonably requested by Investor will deliver such Tangible Chattel Paper to Investor, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Investor. Debtor will provide the Investor with Control of all Electronic Chattel Paper, by having the Investor identified as the assignee of the Records(s) pertaining to the single authoritative copy thereof and otherwise complying with the applicable elements of Control set forth in the UCC. Debtor will also deliver to the Investor all security agreements securing any Chattel Paper and execute UCC financing statement amendments assigning to the Investor any UCC financing statements filed by Debtor in connection with such security agreements. Debtor will mark conspicuously all Chattel Paper with a legend, in form and substance satisfactory to the Investor, indicating that such Chattel Paper is subject to the Security Interests.

         6.8      Letters of Credit. Debtor will notify Investor in the event it
                  -----------------
posses Letters of Credit with a value equal to or greater than $100,000, and if reasonably requested by Investor will deliver such Letters of Credit to Investor, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Investor. Debtor will also deliver to the Investor all security agreements securing any Letters of Credit and execute UCC financing statement amendments assigning to the Investor any UCC financing statements filed by Debtor in connection with such security agreements. Debtor will take any and all actions necessary, and if reasonably requested by the Investor, from time to time, to cause the Investor to obtain exclusive Control of any Letter-of-Credit Rights owned by Debtor in a manner acceptable to the Investor.

         6.9      Filing Requirements. Debtor will notify Investor if it obtains
                  -------------------
Equipment valued equal to or greater than $100,000 which is covered by any certificate of title. Upon reasonable request of the Investor, Debtor shall promptly deliver to the Investor any and all certificates of title, applications for title or similar evidence of ownership of all Equipment with a value equal to or greater than $100,000 and shall cause the Investor to be named as lienholder on any such certificate of title or other evidence of ownership. None of the Collateral is of a type in which security interests or liens may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation except for Collateral described on Schedules V, VI and
                                                         ---------------
VII. Debtor shall promptly notify the Investor in writing upon acquiring any
---
interest hereafter in

Collateral that is of a type where a security interest or lien may be registered, recorded of filed under, or notice thereof given under, any federal statute or regulation. The legal description and street address of the property on which any Fixtures are located is set forth on Schedule I, together with the
                                                  ----------
name and common address of the record owner of each such property.

         6.10     Investment Property. Debtor will notify Investor if it obtains
                  -------------------
Investment Property with a value equal to or greater than $100,000. Debtor agrees that it will take any and all actions necessary, and if reasonably requested by the Investor, from time to time, to (a) cause the Investor to obtain exclusive Control of any such Investment Property in a manner acceptable to the Investor and (b) obtain from any issuers of such Investment Property and such other Persons, for the benefit of the Investor, written confirmation of the Investor's Control over such Investment Property upon terms and conditions acceptable to the Investor. For purposes of this subsection 6.10, the Investor shall have Control of such Investment Property if (i) such Investment Property consists of certificated securities and Debtor delivers such certificated securities to the Investor (provided that in the case of certificated securities of a foreign subsidiary, Debtor shall pledge and deliver sixty-five percent (65%) of such certificated securities) (with appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and either (x) Debtor delivers such uncertificated securities to the Investor or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to the Investor, that it will comply with instructions originated by the Investor without further consent by Debtor; and (iii) such Investment Property consists of security entitlements and either (x) the Investor becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to documentation in form and substance satisfactory to the Investor, that it will comply with entitlement orders originated by the Investor without further consent by Debtor.

         6.11     Accounts. Except as otherwise provided in this subsection
                  --------
6.11, Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Accounts and apply such amounts as are so collected to the outstanding balances thereof. In connection with such collections, Debtor may take such action as Debtor may deem necessary or advisable to enforce collection of the Accounts; provided, that upon the
                                                 --------
occurrence and during the continuance of an Event of Default, the Investor shall have the right to: (a) notify the Account Debtor under any Accounts (or any other Person obligated thereon) of the assignment of such Accounts to the Investor and to direct such Account Debtors and other Persons to make payment of all amounts due or to become due or otherwise render performance directly to the Investor; (b) exercise the rights of Debtor with respect to the obligation of the Account Debtor to make payment or otherwise render performance to Debtor and with respect to any property that secures the obligations of the Account Debtor or any other Person obligated on the Collateral; and (c) adjust, settle or compromise the amount or payment of such Accounts. Upon the occurrence and during the continuance of an Event of Default, all amounts and Proceeds received by Debtor with respect to the Accounts shall be received in trust for the benefit of the Investor, shall be segregated from other funds of Debtor and shall be forthwith paid over to the Investor in the same form as so received (with any necessary endorsement) to be held in the Depository Account pursuant to Section 7 or applied pursuant to Section 14. Debtor shall not adjust, settle
   ---------                        ----------
or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereof, or allow any credit or discount thereon (other than credits and discounts in the ordinary course of business and in amounts which are not material to Debtor) without the prior consent of the Investor.

         6.12     Intellectual Property. After the occurrence and during the
                  ---------------------
continuance of an Event of Default, if reasonably requested by Investor, Debtor shall promptly file this agreement, and/or such other documents as may be required to give effect to the terms of this Agreement, with the Patent Division of the United States Patent and Trademark Office ("USPTO"). If Debtor does not promptly cause such filing to occur, Investor is hereby authorized to cause such filing to occur and to take such reasonable actions as may be necessary to cause such filing to occur. Debtor hereby covenants and agrees that it will not consent to the filing by any third-party of a security interest with the USPTO, except in connection with a Permitted Financing Transaction. If, before the Secured Obligations are paid in full, Debtor acquires or becomes entitled to any new or additional material Patents, Trademarks or federally registered Copyrights, or rights thereto, Debtor shall give to the Investor prompt written notice thereof, and shall amend Schedules V, VI or VII or enter into new or
                                ---------------    ---
additional security agreements to include any such new Patents, Trademarks or federally registered Copyrights. Debtor shall, after the occurrence and during the continuance of an Event of Default: (a) prosecute diligently any copyright, patent or trademark application at any time pending; (b) make application for registration or issuance of all new copyrights, patents and trademarks as reasonably deemed appropriate by Debtor; (c) preserve and maintain all rights in the Intellectual Property; (d) use its best efforts to obtain any consents, waivers or agreements necessary to enable the Investor to exercise its remedies with respect to the Intellectual Property; and (e) maintain the quality of any and all products in connection with which the Intellectual Property is used, consistent with any commercially reasonable business practices. Debtor represents and warrants to the Investor that the execution, delivery and performance of this Agreement by Debtor will not violate or cause a default under any of the Intellectual Property or any agreement in connection therewith. Notwithstanding anything to the contrary in this Agreement, Debtor shall have the ability, in its sole discretion, if it determines that the value of any Intellectual Property has been sufficiently impaired (the "Impaired Intellectual Property") to "write-off" the Impaired Intellectual Property in accordance with GAAP and cease to preserve and maintain the Impaired Intellectual Property.

         6.13     Debt at Subsidiaries. Debtor will not, without the consent of
                  --------------------
Investor, which consent shall not be unreasonably withheld, permit any of its Subsidiaries to incur material indebtedness.

         6.14     General Intangibles. Upon the occurrence and during the
                  -------------------
continuance of an Event of Default, Debtor shall use its best efforts to obtain any consents, waivers or agreements necessary to enable the Investor to exercise remedies hereunder and under the other Transaction Documents with respect to any of Debtor's rights under any General Intangibles, including Debtor's rights as a licensee of Software.

         6.15     Commercial Tort Claims. Debtor shall advise the Investor
                  ----------------------
promptly upon Debtor becoming aware that it owns any additional Commercial Tort Claims. With respect to any new Commercial Tort Claim, Debtor will execute and deliver such documents as the Investor deems necessary to create, perfect and protect the Investor's security interest in such Commercial Tort Claim.

         6.16     Protection of Collateral; Insurance. Debtor will take
                  -----------------------------------
commercially reasonable actions to preserve Investor's rights in the Collateral. Debtor shall maintain insurance with respect to the Collateral in amounts and under terms and conditions deemed reasonably appropriate by Debtor. Debtor assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of Debtor to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged, or for any reason whatsoever unavailable to Debtor.

         6.17     Taxes and Claims. Debtor will pay when due all property and
                  ----------------
other taxes, assessments and governmental charges imposed upon, and all claims against, the Collateral (including claims for labor, materials and supplies); provided that no such tax, assessment or charge need be paid if Debtor is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if Debtor has established such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP; and provided further that the same can be contested without risk of loss or forfeiture or material impairment of the Collateral or the use thereof.

         6.18     Collateral Description. Debtor will furnish to the Investor,
                  ----------------------
from time to time upon reasonable request, statements and schedules further identifying, updating, and describing the Collateral and such other information, reports and evidence concerning the Collateral (and in particular the Accounts) as the Investor may reasonably request, all in reasonable detail.

         6.19     Use of Collateral. Debtor will not intentionally use or permit
                  -----------------
any Collateral to be used unlawfully or in violation of any provision of applicable law, or any policy of insurance covering any of the Collateral.

         6.20     Records of Collateral. Debtor shall keep full and accurate
                  ---------------------
books and records relating to the Collateral and shall stamp or otherwise mark such books and records in such manner as the Investor may reasonably request indicating that the Collateral is subject to the Security Interests.

         6.21     Federal Claims. Upon reasonable request by Investor, Debtor
                  --------------
shall notify the Investor of any Collateral which constitutes a claim against the United States government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal law. Upon the reasonable request of the Investor, Debtor shall take such steps as may be necessary to comply with any applicable federal assignment of claims laws and other comparable laws.

         6.22     Hot Goods. None of the Inventory of Debtor has been or will be
                  ---------
knowingly produced in violation of any provision of the Fair Labor Standards Act of 1938, as amended, or in violation of any other law.

SECTION 7.        Bank Accounts; Collection of Accounts and Payments
                  --------------------------------------------------

         Debtor shall, as soon as practicable but in any event no later than 45 days after the date of this Agreement, enter into a bank agency and control agreement ("Bank Agency and Control Agreement"), in a form specified by the Investor, which will state, among other things, that in no event will the Investor prohibit Debtor access to its Deposit Accounts unless an Event of Default of the type described in subsections (1) and (2) of the definition of Event of Default has occurred, with each financial institution with which Debtor maintains from time to time any Deposit Accounts. Debtor hereby grants to the Investor, for its benefit, a continuing lien upon, and security interest in, all such accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as the Investor's agent in connection therewith. Debtor shall not establish any Deposit Account with any financial institution unless prior thereto the Investor and Debtor shall have entered into a Bank Agency and Control Agreement with such financial institution.

         Upon the occurrence and during the continuance of an Event of Default described in Subsections (1) or (2) of the definition of Event of Default, and upon request by the Investor, Debtor shall establish lock-box or blocked accounts (collectively, "Blocked Accounts") in Debtor's name with such banks as are acceptable to the Investor ("Collecting Banks"), subject to irrevocable instructions in a form specified by the Investor ("Blocked Account and Control Agreement"), to which the obligors of all Accounts shall directly remit all payments on Accounts and in which Debtor will immediately deposit all cash payments for Inventory or other cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. In addition, the Investor may establish one or more depository accounts at each Collecting Bank or at a centrally located bank in the name of the Investor or Debtor as customer (collectively, the "Depository Account"). From and after receipt by any Collecting Bank of written notice from the Investor to such Collecting Bank that an Event of Default, of the type described in subsections (1) or (2) of the definition of Event of Default, has occurred and is continuing, all amounts held or deposited in the Blocked Accounts held by such Collecting Bank shall be transferred to the Depository Account. Subject to the foregoing, Debtor hereby agrees that all payments received by the Investor whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or otherwise received by the Investor and whether on the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of the Investor. Debtor, and any of its Affiliates, employees, agents and other Persons acting for or in concert with Debtor shall, acting as trustee for the Investor, receive, as the sole and exclusive property of Investor, any moneys, checks, notes, drafts or other payments relating to and/or constituting proceeds of Accounts or other Collateral which come into the possession or under the control of Debtor or any Affiliates, employees, agent, or other Persons acting for or in concert with Debtor, and immediately upon receipt thereof, Debtor or such Persons shall deposit the same or cause the same to be deposited in kind, in a Blocked Account.

SECTION 8.        Investor Appointed Attorney-in-Fact
                  -----------------------------------

         Debtor hereby irrevocably appoints the Investor as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, the Investor or otherwise, upon the occurrence or during the continuance of an Event of Default, to take any action and to execute any instrument that the Investor may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to obtain and adjust insurance required to be paid to the Investor;

                  (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clauses
         (a) and (b) above;

                  (d) to file any claims or take any action or institute any proceedings that the Investor may deem necessary or desirable for the collection of, or to preserve the value of, any of the Collateral or otherwise to enforce the rights of the Investor with respect to any of the Collateral;

                  (e) to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Investor in its sole discretion, and such payments made by the Investor to become obligations of Debtor to the Investor, due and payable immediately without demand;

                  (f) to endorse Debtor's name on all applications, documents, papers and instruments necessary or desirable for the Investor in the use of all Patents, Trademarks and Copyrights or to take any other action with respect to the Patents, Trademarks and Copyrights as the Investor deems to be in its best interest;

                  (g) to grant or issue any exclusive or non-exclusive license under any Patents, Trademarks or Copyrights to anyone or to assign, pledge, convey or otherwise transfer title in or dispose of any Patents, Trademarks or Copyrights to anyone;

                  (h) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts, Chattel Paper and other documents relating to the Collateral; and

                  (i)      generally to take any act required of Debtor by
         Section 6 and to sell, transfer, pledge, make any agreement with
         ---------
         respect to or otherwise deal with any of the Collateral as fully and completely as though the Investor were the absolute owner thereof for all purposes, and to do, at the Investor's option and Debtor's expense, at any time or from time to time, all acts and things that the Investor deems necessary to protect, preserve or realize upon the Collateral.

Debtor hereby ratifies and approves all acts of the Investor made or taken pursuant to this Section 8. Neither the Investor nor any Person designated by
                 ---------
the Investor shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.

SECTION 9.        Transfers and Other Liens
                  -------------------------

         Except as otherwise permitted herein, Debtor shall not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person except for
(i) the security interest created by this Agreement or (ii) a security interest granted pursuant to a Permitted Financing Transaction.

SECTION 10.       Remedies
                  --------

         (a) Upon the occurrence and during the continuance of an Event of Default, the Investor may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require Debtor to, and Debtor hereby agrees that it will, at its expense and upon reasonable request of the Investor forthwith, assemble all or part of the Collateral as directed by the Investor and make it available to the Investor at any place or places designated by the Investor which is reasonably convenient to the Investor and Debtor in which event Debtor shall at its own expense (A) forthwith cause the same to be moved to the place or places so designated by the Investor and thereby delivered to the Investor, (B) store and keep any Collateral so delivered to the Investor at such place or places pending further action by the Investor, and (C) while Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition; (ii) withdraw all cash in the Depository Accounts and apply such monies in payment of the Secured Obligations; and (iii) without notice except as specified below, sell, lease, license or otherwise dispose of the Collateral or any part thereof by one or more contracts, in one or more parcels at public or private sale, and without the necessity of gathering at the place of sale of the property to be sold, at any of the Investor's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Investor may deem commercially reasonable.

         (b) Debtor agrees that, to the extent notice of sale shall be required by law, a reasonable authenticated notification of disposition shall be a notification given at least ten (10) days prior to any such sale and such notice shall (i) describe the Investor and Debtor, (ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of intended disposition, (iv) state that the Debtor is entitled to an accounting of the Secured Obligations and stating the charge, if any, for an accounting, and
(v) state the time and place of any public disposition or the time after which any private sale is to be made. At any sale of the Collateral, if permitted by law, the Investor may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of the Investor. The Investor shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Investor may disclaim any warranties that might arise in connection with the sale, lease, license or other disposition of the Collateral and have no obligation to provide any warranties at such time. The Investor may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

         (c) Upon the occurrence and during the continuance of an Event of Default, the Investor or its agents or attorneys shall have the right without notice or demand or legal process (unless the same shall be required by applicable law), personally, or by agents or attorneys, (i) to enter upon, occupy and use any premises owned or leased by Debtor or where the Collateral is located (or is believed to be located) until the Secured Obligations are paid in full without any obligation to pay rent to Debtor, to render the Collateral useable or saleable and to remove the Collateral or any part thereof therefrom to the premises of the Investor or any agent of the Investor for such time as the Investor may desire in order to effectively collect or liquidate the Collateral and use in connection with such removal any and all services, supplies and other facilities of Debtor; (ii) to take possession of Debtor's original books and records, to obtain access to Debtor's data processing equipment, computer hardware and Software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Investor deems appropriate; and (iii) to notify postal authorities to change the address for delivery of Debtor's mail to an address designated by the Investor and to receive, open and dispose of all mail addressed to Debtor.

         (d) Debtor acknowledges and agrees that a material breach of any of the covenants contained in Sections 6, 7 and 9 hereof will cause irreparable
                              ----------  -     -
injury to the Investor and that the Investor has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Investor to seek and obtain specific performance of other obligations of Debtor contained in this Agreement, that the covenants of Debtor contained in the Sections referred to in this Section shall be specifically enforceable against Debtor.

SECTION 11.       Assignment of Intellectual Property
                  -----------------------------------

         Debtor hereby assigns, transfers and conveys to the Investor all Intellectual Property owned or used by Debtor to the extent necessary to enable the Investor, effective upon the occurrence and during the continuance of an Event of Default, to realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and assignment shall inure to the benefit of the Investor and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and assignment is granted free of charge, without requirement that any monetary payment whatsoever including, without limitation, any royalty or license fee, be made to Debtor or any other Person by the Investor.

SECTION 12.       Assigned Agreements
                  -------------------

         Upon the occurrence and during the continuance of an Event of Default, Debtor hereby irrevocably authorizes and empowers the Investor, without limiting any other authorizations or empowerments contained in any of the Transaction Documents, to assert, either directly or on behalf of Debtor, any claims Debtor may have, from time to time, against any other party to any of the agreements to which Debtor is a party or to otherwise exercise any right or remedy of Debtor under any such agreements (including, without limitation, the right to enforce directly against any party to any such agreement all of Debtor's rights thereunder, to make all demands and give all notices and to make all requests required or permitted to be made by Debtor thereunder).

SECTION 13.       Limitation on Duty of the Investor with Respect to Collateral
                  -------------------------------------------------------------

         Beyond the safe custody thereof, the Investor shall have no duties concerning the custody and preservation of any Collateral in its possession (or in the possession of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. The Investor shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. The Investor shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Investor in good faith.

SECTION 14.       Indemnification
                  ---------------

         Debtor shall and hereby agrees to indemnify, defend and hold harmless the Investor and its respective directors, officers, agents, employees, counsel, advisors and Affiliates from and against (a) any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that such losses, claims, damages, liabilities, deficiencies, judgment or expenses have been judicially determined in a final non-appealable judgment to have resulted from their own willful misconduct or fraudulent actions) arising out of or by reason of any litigation, investigations, claims or proceedings which arise out of or are in any way related to this Agreement or the transactions contemplated hereby, including amounts paid in settlement, court costs and the reasonable fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing; and (b) any such losses, claims, damages, liabilities, deficiencies, judgments or expenses that arise directly or indirectly from or in connection with any federal, state or local environmental laws, acts, rules, regulations, orders, directions, ordinances, criteria or guidelines. If and to the extent that any of the Secured Obligations are unenforceable for any reason, Debtor hereby agrees to make the maximum contribution to the payment and satisfaction of such Secured Obligations which is permissible under applicable law. Debtor's Secured Obligations under this Section 14 shall survive any termination of this Agreement and the other Transaction Documents.

SECTION 15.       Expenses
                  --------

         Upon the occurrence and during the continuance of an Event of Default, Debtor shall pay all reasonable costs, fees and expenses of the Investor (a) protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, (b) creating, perfecting, maintaining and enforcing the Security Interests, and (c) collecting, enforcing, retaking, holding, preparing for disposition, processing and disposing of the Collateral. Debtor shall also pay any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If Debtor fails to promptly pay any portion of the above costs, fees and expenses when due or to perform any other obligation of Debtor under this Agreement, the Investor may, at its option, but shall not be required to, pay or perform the same and charge Debtor's account for all fees, costs and expenses incurred therefor, and Debtor agrees to reimburse the Investor therefor on demand. All sums so paid or incurred by the Investor for any of the foregoing, any and all other sums for which Debtor may become liable hereunder and all fees, costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by the Investor in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations and shall be secured by the Collateral.

SECTION 16.       Termination of Security Interests; Release of Collateral;
                  ---------------------------------------------------------
                  Subordination of Lien
                  ---------------------

         Upon payment in full of all Secured Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to Debtor. Upon such termination of the Security Interests or release of any Collateral, the Investor will, at the expense of Debtor, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         Investor agrees that it will, upon Debtor's providing reasonable written notice to Investor and at Debtor's expense release its lien on and security interest in assets of Debtor which are being sold for cash at fair-market value so long as Investor is assured to its satisfaction that it will have a perfected first priority lien on and security interest in the proceeds of such asset sale.

         All Security Interests are subordinate in priority of lien, regardless of the date of attachment or perfection, to: (i) any Senior Security Interest, provided that the amount of Collateral subject to such Senior Security Interest granted to secure a Strategic Transaction shall not exceed the amount of financing provided by such Strategic Transaction, and (ii) any and all rights of each licensee of any Intellectual Property in and to the Intellectual Property being licensed, to the extent required by the license to which such Intellectual Property is subject.

SECTION 17.       Notices
                  -------

         All notices, approvals, requests, demands and other communications hereunder must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) upon delivery by a nationally recognized delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Debtor:

                  Andrea Electronics Corporation
                  45 Melville Park Road
                  Melville, New York 11747
                  Telephone:  (516) 719-1800
                  Facsimile:  (516) 719-1824
                  Attn:       President, Chief Executive Officer
                              Executive Vice President, Chief Financial Officer

If to the Investor:

                  HFTP Investment L.L.C.
                  c/o Promethean Asset Management, L.L.C.
                  750 Lexington Avenue, 22nd Floor
                  New York, New York 10022
                  Telephone:  (212) 702-5200
                  Facsimile:  (212) 758-9334
                  Attn:       John Floegel

SECTION 18.       Successors and Assigns
                  ----------------------

         This Agreement is for the benefit of the Investor and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Debtor and its successors and assigns; provided that Debtor may not delegate its obligations under this Agreement without the Investor's prior written consent.

SECTION 19.       Changes in Writing
                  ------------------

         No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing signed by the Investor.

SECTION 20.       Applicable Law
                  --------------

         THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 21.       Failure or Indulgence Not Waiver; Remedies Cumulative
                  -----------------------------------------------------

         No failure or delay on the part of the Investor in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 22.       Headings
                  --------

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 23.       Counterparts
                  ------------

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. A counterpart executed via facsimile shall for all purposes be deemed to constitute an original counterpart.

SECTION 24.       Survival
                  --------

         All representations and warranties of Debtor contained in this Agreement shall survive the execution and delivery of this Agreement.

SECTION 25.       Entire Agreement
                  ----------------

         The Transaction Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof, and neither party has relied on any other statements or agreements, whether written or oral, with respect thereto.

SECTION 26.       Construction
                  ------------

         The parties hereto acknowledge and agree that neither this Agreement nor the other Transaction Documents shall be construed more favorably in favor of one then the other based upon which party drafted the same, it being acknowledged that all parties hereto were represented by attorneys of their choice and contributed substantially to the negotiation of this Agreement and the other Transaction Documents.

                  [remainder of page intentionally left blank;
                             signature page follows]

         Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                       ANDREA ELECTRONICS CORPORATION

                                       By:  /s/ Richard A. Maue
                                           -------------------------------------
                                       Name:   Richard A. Maue
                                             -----------------------------------
                                       Title:  Chief Financial Officer and
                                                 Corporate Secretary
                                              ----------------------------------


                                       HFTP INVESTMENT L.L.C.

                                       By:   /s/ James F. O'Brien, Jr.
                                           -------------------------------------
                                       Name:   James F. O'Brien, Jr.
                                             -----------------------------------
                                       Title:  Managing Member
                                              ----------------------------------

                                   SCHEDULE I


                 Chief Executive Office; Locations of Books and
                   Records, Equipment, Inventory and Fixtures;
           State of Organization; Organizational Identification Number


1.       Chief Executive Office                  _______________________________
         and Location of Books and               _______________________________
         Records:

2.       Locations of Equipment,                 _______________________________
         Inventory and Fixtures:                 _______________________________

3.       State of Organization:                  _______________________________

4.       Organizational Identification           _______________________________
         Number:

                                   SCHEDULE II


           Liens; Financing Statements; Permitted Encumbrances; Goods
               in Possession of Consignees, Bailees, Warehousemen,
                              Agents and Processors

                                  SCHEDULE III
                         Tradenames and Fictitious Names
                          (Present and Past Five Years)

                                   SCHEDULE IV
                             Commercial Tort Claims

                                   SCHEDULE V

                             Copyright Registrations

         Copyright Title                       U.S. Registration Number
         ---------------                       ------------------------






                             Copyright Applications

         Copyright Application Title                 Application Number
         ---------------------------                 ------------------

                                   SCHEDULE VI

                              Patent Registrations

Title    Inventor Name    Patent Description    U.S. Patent Number    Issue Date
-----    -------------    ------------------    ------------------    ----------







                               Patent Applications

                         Patent Application      U.S. Patent
                         ------------------      -----------
Title    Inventor Name       Description      Application Number    Date Applied
-----    -------------       -----------      ------------------    ------------

                                  SCHEDULE VII


                               Trademark Registrations

Trademark Description          U.S. Registration Number          Date Registered
---------------------          ------------------------          ---------------








                                 Trademark Applications

Trademark Application            U.S. Application Number            Date Applied
---------------------            -----------------------            ------------
     Description
     -----------

                                    EXHIBIT A
                                    ---------

                            Acknowledgment Agreement

See attached.

                                    EXHIBIT B
                                    ---------

                                Waiver Agreement

See attached.